Exhibit 99.1

NEWS RELEASE

NCI Building Systems Announces
Update to Impact from Storms

HOUSTON, October 18, 2017 — NCI Building Systems, Inc. (NYSE: NCS) (“NCI” or the “Company”) today announced an update to guidance from the impact of multiple hurricanes across the southern and eastern parts of the United States.
“At the time of our third quarter earnings call, with limited visibility on the impact of Hurricane Harvey, we had estimated that fourth quarter Adjusted EBITDA would be negatively impacted by $3 to $8 million. Since that time, we have seen the subsequent storms create a further dampening effect on our near-term business, as customers delay orders to assess job site readiness. We now estimate that fourth quarter Adjusted EBITDA will be negatively impacted by $7 to $10 million as a collective result of those major storms," said Donald R. Riley, President and Chief Executive Officer. “Although these storms have revised the fourth quarter results to the lower end of our Adjusted EBITDA range, customer sentiment overall remains positive and while it cannot be assured, it is generally expected that orders that are currently postponed or deferred will contribute to 2018 full-year results.”

About NCI Building Systems
NCI Building Systems, Inc. is one of North America’s largest integrated manufacturers of metal products for the nonresidential building industry. NCI is comprised of a family of companies operating manufacturing facilities across the United States, Canada, Mexico and China with additional sales and distribution offices throughout the United States and Canada. For more information visit www.ncibuildingsystems.com.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "believe," "anticipate," "guidance," “plan,” "potential," "expect," "should," "will," "forecast" and similar expressions are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current expectations, assumptions and/or beliefs concerning future events. As a result, these forward-looking statements rely on a number of assumptions, forecasts, and estimates and, therefore, these forward-looking statements are subject to a number of risks and uncertainties that may cause the Company's actual performance to differ materially from that projected in such statements. Such forward-looking statements include, but are not limited to, the Company’s updated expectations with respect to the fourth quarter of fiscal 2017. They are estimates, unaudited and reflect management’s estimates as of the date hereof, and our actual results may be materially different from these expectations as a result of industry or other developments, management’s review of our actual results and other factors. These financial expectations are based upon a number of assumptions and estimates that are in turn based on our analysis of the various factors which currently impact our business. These assumptions and estimates are inherently uncertain and subject to significant business, operational, economic and competitive uncertainties and contingencies. Important factors that could cause actual results to differ materially from these forward-looking statements include the uncertainties discussed in the “Risk Factors” section of the Company’s SEC filings, including under Item 1A. “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended October 30, 2016. Our actual results for the fiscal fourth quarter 2017 may differ materially from the expectations contained herein if any of these assumptions prove incorrect. Accordingly, you should not place undue reliance on these estimated results and they should not be viewed as a substitute for our historical financial information presented in the Company’s SEC filings, including our consolidated financial statements and the related notes.

Contact
K. Darcey Matthews
Vice President, Investor Relations
281-897-7785